EXHIBIT 10 (bx)

                             TERMINATION ADDENDUM

                                    to the

                                 QUOTA SHARE
                            RETROCESSION CONTRACT
                        Effective:  September 1, 1998

                                  issued to

                         DORINCO REINSURANCE COMPANY
                              Midland, Michigan

                                      by

                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                                Dallas, Texas

 IT IS HEREBY AGREED that this Contract shall be terminated at 12:01 a.m., Central Standard Time, September 1, 2000, and reinsurance hereunder shall continue to apply to the business in force at the time and date of termination, until expiration or cancellation of such business.

 IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives:

 In Midland, Michigan, this ____________ day of ______________________, 20__.

                               DORINCO REINSURANCE COMPANY


                               By ___________________________________
                                             (signature)

                               ______________________________________
                                                (name)

                               ______________________________________
                                                  (title)

 In Dallas, Texas, this ____________ day of __________________________, 20__.

                               AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

                               By ___________________________________
                                             (signature)

                               ______________________________________
                                                (name)

                               ______________________________________
                                                  (title)